UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2003

TRUE RELIGION APPAREL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State of other jurisdiction of incorporation)

333-72802
(Commission File Number)

98-0352633
(IRS Employer Identification No.)

201 East Arena Street, El Segundo, California 90245
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 310.615.1978

Gusana Explorations Inc.
(Former name or former address, if changed from last report)

Item 9. Regulation FD Disclosure.

On August 18, 2003, we changed our name from "Gusana Explorations Inc." to "True Religion Apparel, Inc". The name change was recorded by the Secretary of State, State of Nevada on August 18, 2003 and will take effect with the OTCBB at the opening for trading on August 25, 2003 under the new stock symbol "TRLG". The Corporation's new CUSIP number is 89784N 10 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE RELIGION APPAREL, INC.

/s/ Jeffrey Lubell
Jeffrey Lubell, President

Date: August 27, 2003